SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report                                                  August 28, 1996

                              HOLLYWOOD TRENZ, INC.
             (Exact Name of Registrant as specified in its charter)

          Delaware                    0-23258                59-2839130
          --------                    -------                ----------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

                             3471 N. Federal Highway
                                    Suite 501
                            Ft. Lauderdale, FL 33306
                     (Address of principal executive office)

Registrant's telephone number,
including area code:                                          (954) 568-0433




          (Former name or former address, if changed since last report)



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ITEM 4   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     a(1)(iv)There were no disagreements related to accounting principles or practices, financial statement disclosure, or audit scope or procedure as described in Item 304(a)(1)(iv)(A) of Regulation S-B during the past two fiscal years or any interim period through August 19, 1996.

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

         (c) Exhibits.
               1.   Accountants Letter.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HOLLYWOOD TRENZ, INC.
                                       (Registrant)


                                      By:  /s/ Robert E. Burton, Jr.
                                          -------------------------------------
                                      Robert E. Burton, Jr.
                                      Vice Chairman and Chief Operating Officer

Date:  August 28, 1996